As filed with the Securities and Exchange Commission on August 29, 2008

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00802

Mairs and Power Growth Fund, Inc.
(Exact name of registrant as specified in charter)

332 Minnesota Street, Suite W1520, St. Paul, MN			55101
(Address of principal executive offices)			(Zip code)

William B. Frels, President, 332 Minnesota Street, Suite W1520, St. Paul, MN 55101
(Name and address of agent for service)

Registrant’s telephone number, including area code:		651-222-8478

Date of fiscal year end:	December 31, 2008

Date of reporting period:	June 30, 2008

Item 1. Report to Stockholders.

Mairs and Power
Growth Fund, Inc.

Semi-Annual
Report

June 30, 2008

W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101

TO OUR SHAREHOLDERS

August 20, 2008

Second Quarter Results

The stock market continued to be quite weak during the second quarter in response to escalating problems in the housing sector and sharply higher energy prices. However, aside from the weakness shown by the overall market, the Growth Fund experienced an unusually difficult period during the quarter owing to an extremely poor showing by the financial stocks and a very strong performance by energy stocks. In this regard, the Fund has a significant exposure to the financial sector but no representation in energy. Consequently, the Fund experienced a negative total return of -5.8% compared to negative returns of -6.9% for the Dow Jones Industrial Average and -2.7% for the Standard & Poor's 500 Stock Index. A peer group universe of comparable multi-cap core funds reported in the Wall Street Journal produced a smaller average negative return of -0.8%.

For the first half of the year, the Fund compared more favorably to the popular stock indices and other comparable funds. The Fund had a negative return of -11.8% compared to similar negative returns of -13.4% for the DJIA and -11.9% for the S&P 500. Comparable multi-cap core funds performed slightly better with a negative return of -10.6%.

Recently reported real Gross Domestic Product figures showed the domestic economy performing somewhat better than previously expected considering the deepening housing crisis and near doubling of oil prices from year earlier levels. Preliminary estimates showed real GDP increasing 1.9% compared to a 0.9% gain in the first quarter which reflected a slight upward revision. The recent Federal stimulus package is thought to have helped maintain consumer spending growth at a modest 1.5% despite declines in the areas of automobiles and housing. Business spending increased a slightly greater 2.3% with spending on structures more than offsetting weakness in equipment and software. Finally, government spending rose 3.4% while export growth remained quite strong at 9.2%. Overall corporate profits are estimated to have declined by as much as 15-20%, reflecting the earnings collapse in the banking and financial sector due to mortgage write-downs and related security losses. However, outside the financial area, profits are estimated to have shown a surprisingly good gain in the 7-8% range.

TO OUR SHAREHOLDERS (continued)

Interest rates have remained fairly steady since the Federal Reserve changed its stimulative strategy of lowering rates earlier in the year. While the Fed has become increasingly concerned about inflationary pressures brought on by sharply higher energy and farm commodity prices, sluggish economic trends and rising unemployment have prevented any reversal of past interest rate reductions.

Reflecting the increasing uncertainties in the mortgage market and the outlook for housing along with historically high energy prices, the stock market performed poorly during the second quarter and especially during the month of June. As might be expected, energy stocks were far and away the strongest performers during the quarter while the financials were the weakest. Because of rising prices for most commodities due to strengthening foreign demand, basic industrial issues (chemicals, metals and mining) also generally did well. Among major holdings in the Fund, ADC Telecommunications (+22.3%), Techne (+14.9), Metavante Technologies (+13.2%), Daktronics (+12.6%) and MTS Systems (+11.2%) fared best while Marshall & Ilsley (-33.9%), TCF Financial (-32.9%), Briggs & Stratton (-29.2%), General Electric (-27.9%) and Associated Banc Corp. (-27.6%) did the worst.

Future Outlook

Because the domestic stock market has generally been a good leading indicator for the economy, recent gains since the end of the quarter would seem to suggest some improvement later this year or early in 2009. However, the outlook appears anything but certain over the near term given the continuing weakness in the housing and mortgage markets and rising unemployment. In this regard, the problems do not seem to be getting worse and there are indications that comparisons may begin to improve in the not too distant future. Reasons for optimism include the continuing effects of the recent Federal stimulus package, a sharp decline in energy and most other commodity prices during recent weeks, modest inventory levels, strong corporate balance sheets and a continuing low level of interest rates. Partially offsetting these factors will be a slowdown now starting to take place in most developed overseas economies. While emerging country economies like China, Brazil and India will also be affected, growth is still expected to continue albeit at a slower rate. Recent strength in the U. S. Dollar against most major foreign currencies could also affect currency translation gains for those companies with large foreign operations.

Assuming the recent decline in commodity prices continues, pressures on the Fed to reverse course and raise interest rates in order to fight inflation should begin to diminish. Consequently, the outlook for interest rates now appears to be rather benign compared to several weeks earlier, even though recent inflation reports might suggest otherwise.

TO OUR SHAREHOLDERS (continued)

Although recent stock market gains have already discounted some of the anticipated earnings improvement accruing from a better economy and a turnaround in the financials, further recovery seems likely given the fact that valuations remain historically quite reasonable at approximately 15x estimated current year earnings for the S&P 500 Index. This would be especially true in relation to the prevailing level of interest rates. However, volatility is expected to remain high given the many uncertainties and the changing character of the market place.

William B. Frels
President and Lead Manager

Mark L. Henneman
Co-Manager

PERFORMANCE INFORMATION (unaudited)

Ten years of investment performance (through June 30, 2008)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund 10 years ago.

Average annual total returns for periods ended June 30, 2008

	1 year	5 years	10 years	20 years
Mairs and Power Growth Fund	-14.47%	7.49%	7.94%	13.82%
S&P 500	-13.12%	7.58%	2.88%	10.44%

Performance data quoted represents past performance and does not guarantee future results. All performance information shown includes the reinvestment of dividend and capital gain distributions, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance is updated and published monthly. Visit the Fund's website at www.mairsandpower.com or call Shareholder Services at (800) 304-7404 for current performance figures.

The S&P 500 is an unmanaged index of 500 common stocks that is generally considered representative of the U.S. stock market.

FUND INFORMATION (unaudited)  June 30, 2008

Portfolio Managers

William B. Frels, lead manager since 2004
Co-manager since 1999
University of Wisconsin, BBA Finance 1962

Mark L. Henneman, co-manager since 2006
University of Minnesota, MBA Finance 1990

General Information

Fund Symbol	MPGFX
Net Asset Value (NAV) Per Share	$66.88
Expense Ratio	0.70%
Portfolio Turnover Rate	1.04%
Sales Charge	None[1]
Fund Inception Year	1958

Portfolio Composition

Top Ten Portfolio Holdings

(Percent of Total Net Assets) 2

Medtronic, Inc.	5.3%
Emerson Electric Co.	5.1
3M Co.	4.5
Target Corp.	4.3
Donaldson Co., Inc.	4.1
Johnson & Johnson	4.0
Ecolab Inc.	3.9
Pentair, Inc.	3.7
Graco Inc.	3.6
Wells Fargo & Co.	3.6

Portfolio Diversification

(Percent of Total Net Assets)

Common Stocks 97.4%
Health Care	21.4%
Capital Goods	13.9
Technology	13.6
Financial	13.2
Basic Industries	12.5
Consumer Cyclical	8.0
Diversified	7.5
Consumer Staple	6.5
Transportation	0.8
Short-Term Investments 2.6%*	2.6
100.0%

*  Represents short-term investments and other assets and liabilities (net).

1  Although the Fund is no-load, investment management fees and other expenses still apply.

2  All holdings in the portfolio are subject to change without notice and may or may not represent current or future portfolio composition. The mention of specific securities is not intended as a recommendation or offer for a particular security, nor is it intended to be a solicitation for the purchase or sale of any security.

SCHEDULE OF INVESTMENTS (unaudited)  June 30, 2008

Shares	Security Description	Market Value
	COMMON STOCKS 97.4%
	BASIC INDUSTRIES 12.5%
2,219,000	Bemis Co., Inc.	$49,749,980
2,010,000	Ecolab Inc.	86,409,900
3,200,000	H.B. Fuller Co. (b)	71,808,000
3,510,000	The Valspar Corp.	66,374,100
		274,341,980
	CAPITAL GOODS 13.9%
2,010,000	Donaldson Co., Inc.	89,726,400
300,000	Fastenal Co.	12,948,000
2,095,000	Graco Inc.	79,756,650
1,150,000	MTS Systems Corp. (b)	41,262,000
2,320,000	Pentair, Inc.	81,246,400
		304,939,450
	CONSUMER CYCLICAL 8.0%
510,000	Briggs & Stratton Corp.	6,466,800
480,000	G&K Services, Inc., Class A	14,620,800
2,020,000	Target Corp.	93,909,800
1,830,000	Toro Co.	60,884,100
		175,881,500
	CONSUMER STAPLE 6.5%
1,184,000	General Mills, Inc.	71,951,680
1,570,000	Hormel Foods Corp.	54,337,700
480,000	SUPERVALU Inc.	14,827,200
		141,116,580
	DIVERSIFIED 7.5%
1,430,000	3M Co.	99,513,700
2,390,000	General Electric Co.	63,789,100
		163,302,800

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2008

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	FINANCIAL 13.2%
1,230,000	Associated Banc-Corp.	$23,726,700
230,000	Marshall & Ilsley Corp.	3,525,900
686,100	MoneyGram International, Inc.	618,862
1,010,000	Principal Financial Group, Inc.	42,389,700
3,130,000	TCF Financial Corp.	37,653,900
600,000	The Travelers Cos., Inc.	26,040,000
2,720,000	U.S. Bancorp	75,860,800
3,330,000	Wells Fargo & Co.	79,087,500
		288,903,362
	HEALTH CARE 21.4%
1,084,000	Baxter International Inc.	69,310,960
1,360,000	Johnson & Johnson	87,502,400
2,230,000	Medtronic, Inc.	115,402,500
820,000	Patterson Cos., Inc. (a)	24,099,800
2,510,000	Pfizer Inc.	43,849,700
1,490,000	St. Jude Medical, Inc. (a)	60,911,200
710,000	SurModics, Inc. (a)	31,836,400
150,000	Techne Corp. (a)	11,608,500
370,000	Zimmer Holdings, Inc. (a)	25,178,500
		469,699,960
	TECHNOLOGY 13.6%
1,160,000	ADC Telecommunications, Inc. (a)	17,133,200
1,500,000	Corning Inc.	34,575,000
860,000	Daktronics, Inc.	17,346,200
2,270,000	Emerson Electric Co.	112,251,500
1,400,625	Honeywell International Inc.	70,423,425
1,300,000	Intel Corp.	27,924,000

SCHEDULE OF INVESTMENTS (unaudited) (continued)  June 30, 2008

Shares	Security Description	Market Value
	COMMON STOCKS (continued)
	TECHNOLOGY (continued)
300,000	Metavante Technologies	$6,786,000
570,000	Stratasys, Inc. (a)	10,522,200
		296,961,525
	TRANSPORTATION 0.8%
290,000	United Parcel Service, Inc., Class B	17,826,300
	TOTAL COMMON STOCKS (cost $1,663,294,964)	$2,132,973,457
	SHORT-TERM INVESTMENTS 2.5%
42,025,339	First American Prime Obligations Fund, Class Z	$42,025,339
12,461,708	Merrill Lynch Premier Institutional Money Market Fund	12,461,708
	TOTAL SHORT-TERM INVESTMENTS	$54,487,047
	(cost $54,487,047)
	TOTAL INVESTMENTS 99.9% (cost $1,717,782,011)	$2,187,460,504
	OTHER ASSETS AND LIABILITIES (NET) 0.1%	2,886,709
	TOTAL NET ASSETS 100.0%	$2,190,347,213

(a)  Non-income producing.

(b)  Affiliated company (Note 5).

See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES (unaudited)  June 30, 2008

ASSETS
Cash	$71,300
Investments at market value (Note 1):
Unaffiliated securities (cost $1,658,598,075)	2,074,390,504
Affiliated securities (cost $59,183,936) (Note 5)	113,070,000
2,187,460,504
Receivable for Fund shares sold	685,873
Receivable for securities sold	2,505,403
Dividends receivable	3,458,546
2,194,181,626
LIABILITIES
Payable for Fund shares redeemed	1,787,203
Payable for securities purchased	709,759
Accrued investment management fees (Note 2)	1,152,256
Accrued fund administration fees (Note 2)	19,204
Accrued expenses and other liabilities	165,991
3,834,413
NET ASSETS	$2,190,347,213
NET ASSETS CONSIST OF
Portfolio capital	1,668,065,888
Undistributed net investment income	5,214,473
Undistributed net realized gain on investments	47,388,359
Net unrealized appreciation of investments	469,678,493
TOTAL NET ASSETS	$2,190,347,213
Fund shares issued and outstanding (par value $0.01 per share; 100,000,000 authorized)	32,748,607
Net asset value per share	$66.88

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS (unaudited)  Six Months Ended June 30, 2008

INVESTMENT INCOME
Income:
Dividends from unaffiliated securities	$25,782,725
Dividends from affiliated securities (Note 5)	762,600
TOTAL INCOME		$26,545,325
Expenses:
Investment management fees (Note 2)	7,227,920
Fund administration fees (Note 2)	120,486
Fund accounting	96,051
Directors' compensation (Note 2)	89,300
Transfer agent fees	356,326
Custodian fees	81,714
Legal and audit fees	31,341
Other expenses	351,133
TOTAL EXPENSES		8,354,271
NET INVESTMENT INCOME		18,191,054
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS (Note 4)
Net realized gain on:
Unaffiliated securities	47,172,396
Affiliated securities (Note 5)	-
		47,172,396
Net change in unrealized appreciation/depreciation of investments		(365,677,015)
NET REALIZED GAIN AND NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION OF INVESTMENTS		(318,504,619)
NET DECREASE IN NET ASSETS FROM OPERATIONS		$(300,313,565)

See accompanying Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2008 (Unaudited)	Year Ended December 31, 2007
OPERATIONS
Net investment income	$18,191,054	$34,333,455
Net realized gain on investments sold	47,172,396	117,419,357
Net change in unrealized appreciation/depreciation of investments	(365,677,015)	(17,560,867)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	(300,313,565)	134,191,945
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(13,043,848)	(34,351,941)
Net realized gain	-	(117,117,641)
TOTAL DISTRIBUTIONS TO SHAREHOLDERS	(13,043,848)	(151,469,582)
CAPITAL TRANSACTIONS
Proceeds from shares sold	65,034,512	175,451,134
Reinvestment of distributions from net investment income and net realized gains	11,906,750	141,041,747
Cost of shares redeemed	(185,375,903)	(381,391,144)
DECREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS	(108,434,641)	(64,898,263)
TOTAL DECREASE IN NET ASSETS	(421,792,054)	(82,175,900)
NET ASSETS
Beginning of period	2,612,139,267	2,694,315,167
End of period (including undistributed net investment income of $5,214,473 and $67,267 respectively)	$2,190,347,213	$2,612,139,267
FUND SHARE TRANSACTIONS
Shares sold	898,757	2,188,182
Shares issued for reinvested distributions	176,717	1,821,893
Shares redeemed	(2,563,153)	(4,719,755)
NET DECREASE IN FUND SHARES	(1,487,679)	(709,680)

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)  June 30, 2008

Note 1 – Organization and Significant Accounting Policies

The Mairs and Power Growth Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, no-load, open-end management investment company. The objective of the Fund is to provide shareholders with a diversified portfolio of common stocks, which have the potential for above-average, long-term appreciation.

Significant accounting policies of the Fund are as follows:

Security Valuations

Security valuations for fund investments are furnished by independent pricing services that have been approved by the Fund's Board of Directors (the Board). Investments in equity securities listed on an original exchange are stated at the last quoted sales price if readily available for such securities on each business day. Other equity securities traded in the over-the-counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations with 60 days or less remaining until maturity may be valued at their amortized cost, which approximates market.

Securities for which prices are not available from an independent pricing service, but where an active market exists, are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely used quotation system. When market quotations are not readily available, or where the last quoted sale price is not considered representative of the value of the security if it were to be sold on that day, the security will be valued at fair value as determined in good faith by the Fair Valuation Committee appointed by the Board, pursuant to procedures approved by the Board. Factors that may be considered in determining the fair value of a security are fundamental analytical data relating to the security; the nature and duration of any restrictions on the disposition of the security; and the forces influencing the market in which the security is purchased or sold. As of June 30, 2008, no securities in the Fund were valued using this method.

Valuation Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – Quoted prices in active markets for identical securities.

• Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

While a uniform presentation is the objective of this disclosure, industry implementation is in its initial stages and it is likely that there will be a range of practices used. Over the course of the next period

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2008

Note 1 – Organization and Significant Accounting Policies (continued)

there may be changes to the overall presentation and classification of securities as the industry standard becomes more uniform. Care should be utilized in interpreting this information and/or using it for comparisons with other mutual funds. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund's net assets as of June 30, 2008.

Valuation Inputs	Investments in Securities
Level 1 – Quoted Prices	$2,187,460,504
Level 2 – Other Significant Observable Inputs	-
Level 3 – Significant Unobservable Inputs	-
Total	$2,187,460,504

Security Transactions and Investment Income

Security transactions are recorded on the date on which securities are purchased or sold. Dividend income and corporate action transactions are recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses are reported on an identified cost basis.

Income Taxes

The Fund is a "regulated investment company" as defined in Subtitle A, Chapter 1, subchapter M of the Internal Revenue Code (the Code), as amended. No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Code applicable to regulated investment companies and to make distributions of income and realized gains sufficient to relieve it from all or substantially all excise and income taxes.

Basis of Presentation

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.

Accounting for Uncertainty in Income Taxes

Tax positions taken, or expected to be taken in the course of preparing the Fund's tax return must be evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2008

Note 1 – Organization and Significant Accounting Policies (continued)

applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Generally, tax authorities can examine all the tax returns filed for the last three years. As of June 30, 2008, the Fund's tax positions meet the more-likely-than-not threshold.

Note 2 – Related-Party Transactions

Investment Management and Fund Administration Fees

Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Board. The Fund is charged an investment management fee paid to Mairs and Power, Inc. equal to 0.60% of average daily net assets per annum up to $2.5 billion, and 0.50% of average daily net assets per annum in excess of $2.5 billion. The fund administration fee paid to Mairs and Power, Inc. is equal to 0.01% of average daily net assets per annum.

Directors' Compensation

Director's compensation is paid to individuals who are disinterested directors of the Fund. No compensation is paid to the owners of Mairs and Power, Inc., including principal officers who are not directors of the Fund and William B. Frels, who is an interested director and officer of the Fund.

Note 3 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain general indemnifications to other parties. The Fund's maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the difference arises. The Fund's tax basis net realized gains (losses) are determined only at the end of each fiscal year. As a result, no reclassifications were made as of June 30, 2008.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. In addition, due to the

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2008

Note 4 – Distributions Paid, Distributable Earnings, and Investment Transactions (continued)

timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid during the six months ended June 30, 2008 and the fiscal year ended December 31, 2007, was as follows:

	2008	2007
Distributions paid from:
Ordinary income	$13,043,848	$34,351,941
Long-term capital gains	-	117,117,641
	$13,043,848	$151,469,582

At December 31, 2007, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$1,776,040,705
Gross unrealized appreciation	$877,547,482
Gross unrealized depreciation	(42,191,974)
Net unrealized appreciation	$835,355,508
Undistributed ordinary income	$67,267
Undistributed long-term capital gains	215,963
Total distributable earnings	$283,230
Total accumulated earnings	$835,638,738

Purchases and sales of investment securities, excluding government securities, short-term securities and temporary cash investments, during the six months ended June 30, 2008, aggregated $24,789,880 and $137,043,989, respectively. No purchases and sales of government securities occurred during the period.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)  June 30, 2008

Note 5 – Transactions With Affiliated Companies

The Fund owns 5% or more of the voting securities of the following companies as of June 30, 2008. As a result, these companies are deemed to be affiliates of the Fund as defined by the Investment Company Act of 1940. Transactions during the period in these securities of affiliated companies were as follows:

	Share Activity
Security Name	Balance 12/31/07	Purchases	Sales	Balance 06/30/08	Dividend Income	Value at 06/30/08
H.B. Fuller Co.	3,200,000	-	-	3,200,000	$417,600	$71,808,000
MTS Systems Corp.	1,136,700	13,300	-	1,150,000	345,000	41,262,000
					$762,600	$113,070,000

Note 6 – New Accounting Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" (SFAS 161) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. As of June 30, 2008, management does not believe the adoption of SFAS 161 will impact the financial statements.

FINANCIAL HIGHLIGHTS

SELECTED DATA AND RATIOS

(for a share outstanding throughout each period)

	Six Months Ended	Year Ended December 31,
	06/30/08 (1)	2007	2006	2005	2004	2003
	(unaudited)
Per Share
Net asset value, beginning of period	$76.30	$77.10	$71.69	$70.33	$60.90	$49.26
Income from investment operations:
Net investment income	0.56	1.04	0.93	0.78	0.68	0.54
Net realized and unrealized gain (loss)	(9.58)	2.79	6.40	2.29	10.25	12.40
Total from investment operations	(9.02)	3.83	7.33	3.07	10.93	12.94
Distributions to shareholders from:
Net investment income	(0.40)	(1.04)	(0.91)	(0.78)	(0.68)	(0.53)
Net realized gains	-	(3.59)	(0.99)	(0.93)	(0.82)	(0.77)
Return of capital	-	-	(0.02)	-	-	-
Total Distributions	(0.40)	(4.63)	(1.92)	(1.71)	(1.50)	(1.30)
Net asset value, end of period	$66.88	$76.30	$77.10	$71.69	$70.33	$60.90
Total investment return	(11.83)%	4.90%	10.24%	4.37%	17.99%	26.33%
Net assets, end of period (in thousands)	$2,190,347	$2,612,139	$2,694,315	$2,522,769	$2,058,210	$1,307,763
Ratios/supplemental data:
Ratio of expenses to average net assets	0.70%	0.68%	0.69%	0.70%	0.73%	0.75%
Ratio of net investment income to average net assets	1.51	1.26	1.21	1.15	1.12	1.05
Portfolio turnover rate	1.04	4.44	4.39	2.77	2.87	2.41

(1)  For the six months ended June 30, 2008, all ratios have been annualized except total investment return and portfolio turnover.

See accompanying Notes to Financial Statements.

FUND EXPENSES (unaudited)

As a shareholder of the Fund, you incur ongoing expenses for the operation of the Fund (e.g., asset-based charges, such as investment management fees). The Fund is a "no-load" mutual fund. As a result, shareholders pay no commissions, fees, or expenses associated with sales representatives or sales charges.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The table below reports the Fund's expenses during the reporting period (January 1, 2008 through June 30, 2008) and includes the costs associated with a $1,000 investment.

Actual Expenses

The first line in the table below may be used to estimate the actual expenses you paid over the reporting period. You can do this by dividing your account value by $1,000 and multiplying the result by the expense shown in the table below. For example, if your account value is $8,600, divided by $1,000 = $8.60. Multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period." By doing this you can estimate the expenses you paid on your account during this period.

Hypothetical Example

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expenses and an assumed return of 5% per year before expenses, which is not the Fund's actual return. The results may be used to provide you with a basis for comparing the ongoing costs of investing in the Fund with the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that this hypothetical example may not be used to estimate the actual ending account balance or expenses you paid during the period.

	Beginning Account Value 01/01/2008	Ending Account Value 06/30/2008	Expenses Paid During Period *
Actual return	$1,000.00	$881.70	$3.27
Hypothetical assumed 5% return	$1,000.00	$1,021.38	$3.52

* The Fund's expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 0.70%, multiplied by the average account value over the Fund's first fiscal half-year, multiplied by the number of days in the Fund's first fiscal half-year (182 days), divided by 366 days.

PROXY VOTING (unaudited)

Proxy Voting Policies and Procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Shareholder Services at (800) 304-7404 and requesting a copy of the Statement of Additional Information (SAI) and (ii) on the Securities and Exchange Commission's (SEC's) website at www.sec.gov (access Form N-1A).

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, is available at www.mairsandpower.com and on the SEC's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS (unaudited)

The Fund files a complete schedule of portfolio holdings on Form N-Q for the first and third quarter-ends and on Form N-CSR for the second and fourth quarter-ends with the SEC. The schedule of portfolio holdings is also printed in the Fund's first quarter, semi-annual, third quarter, and annual reports to shareholders.

You may obtain a copy of the Fund's latest quarterly report without charge by calling Shareholder Services at (800) 304-7404. The Fund's Forms N-Q and N-CSR are available on the SEC's website at www.sec.gov. Forms N-Q and N-CSR may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

A complete copy of the Fund's portfolio holdings will also be available on or about 15 days following each quarter-end on the Fund's website at www.mairsandpower.com.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited)

The Fund's Board of Directors unanimously approved the renewal of the Advisory Contract between the Fund and Mairs and Power, Inc. (the Manager) at a Fund Board Meeting held on May 29, 2008.

In preparation for the May 29, 2008 Board Meeting, the Manager provided the Directors with extensive materials, including investment performance data, fee and expense comparisons with other mutual funds having similar investment objectives, and profitability information concerning the Manager. The independent Directors discussed the materials and the proposed renewal of the Advisory Contract in a private session with legal counsel present, but with no representatives of the Manager being present. In reaching their decision to renew the Fund's Advisory contract with the Manager, the Directors considered all factors they believed to be relevant. Each of these factors and the conclusions reached by the Directors with respect to these factors that helped form the basis for the decision to renew the Advisory Contract with the Manager will be discussed below.

Investment Performance

The Directors considered the investment results for the Fund compared to those for mutual funds with similar investment objectives as determined by Morningstar, and with two securities indices – the Dow Jones Industrial Average and the S&P 500. In addition to the materials received by the Directors before the May 29, 2008 Board Meeting, the Directors receive detailed performance information at each regular Board Meeting during the year. At the May 29, 2008 Meeting, the Directors reviewed the comparative performance information over 1, 3, 5 and 10 year periods ending with the quarter preceding the Meeting. Based upon their review, the Directors concluded that the Fund's investment performance has been in the upper tier of mutual funds with similar investment objectives over most of those time periods and has been satisfactory.

Management Fee

In evaluating the level of the management fee paid to the Manager, the Directors considered both the level of the Fund's management fees and overall expenses compared to those of other similar mutual funds, as well as the quality and quantity of advisory and other services provided by the Manager. The management fee paid to the Fund Manager of 60 basis points (0.6 of 1%) on the first $2.5 billion of assets and 50 basis points (0.5 of 1%) on assets above $2.5 billion is below the average for mutual fund managers generally, and is also below the average for actively managed mutual funds in Morningstar's peer group and for a group of competitive funds identified by the Manager. In addition, the Directors noted that the Fund's total expense ratio of 0.68% at December 31, 2007 is well below the average total expense ratio of actively-managed funds in its Morningstar peer group and for the group of competitive funds identified by the Manager.

The Directors also considered the fees the Manager charges its non-mutual fund advisory clients (Advisory Clients) with investment objectives similar to those of the Fund. The fee rates payable by the

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

Manager's Advisory Clients range from being exactly the same as the fee paid by the Fund to being lower than the fee paid by the Fund (the Manager's larger Advisory Clients, many of which are institutional clients, fall into this latter category). The Manager provided the Directors with information about the differences in the scope of services provided to its Advisory Clients compared with those it provides to the Fund. The level of investment decision-making is considerably higher with respect to the Fund, as cash flows result in purchase and sale decisions being made by the Manager for the Fund virtually every trading day of the year. Other differences include the fact that the Manager provides the Fund with office facilities, Fund officers, administrative and compliance services and coordination with outside service providers that goes significantly beyond what is required with respect to the Manager's Advisory Client business. Having considered all of these factors, the Directors concluded that the nature and extent of services provided to the Fund merit higher management fees than those paid by the Manager's Advisory Clients.

With respect to the quality and extent of the Manager's services provided to the Fund, the solid performance record over the most recent 1, 5 and 10 year periods, along with the Fund's "B" Morningstar rating for stewardship (most recent available rating). The Directors also took into account the Manager's ongoing response to regulatory compliance requirements under Rule 38a-1, along with a satisfactory annual review of the Fund's Compliance Program which was completed on October 31, 2007 and presented to the Directors at the December 11, 2007 Board Meeting. The Directors concluded that overall they were satisfied with the nature, extent and quality of services provided by the Manager under the existing Advisory Contract. They further concluded that the Fund's Management fee is fair and reasonable for the services provided and the risks assumed by the Manager.

Costs of Services Provided and Profitability to the Manager

At the request of the Directors, the Manager provided profitability information for the most recent three calendar years (the Manager changed to a December 31 fiscal year from its previous June 30 fiscal year effective on December 31, 2007). The information addressed the Manager's overall profitability and also broke it down between the Manager's advisory business and the Manager's mutual fund business. The profitability of the mutual fund business was further broken down between the two funds advised by the Manager – the Mairs and Power Growth Fund and the Mairs and Power Balanced Fund. The Directors reviewed the Manager's assumptions and methods of allocation used. The Manager stated its belief that the methods of allocation used are reasonable, while acknowledging that there do not appear to be commonly accepted standards for making these kinds of profitability determinations. The Directors believe that the Manager should be entitled to earn a reasonable level of profits for the services it provides to the Fund. Based on their overall review, the Directors conclude that the Manager's level of profitability from its relationship with the Fund is reasonable.

RE-APPROVAL OF INVESTMENT ADVISORY CONTRACT (unaudited) (continued)

Other Benefits to Fund Manager

The Directors considered that the Manager's advisory business benefits from informal soft dollar arrangements whereby the Manager receives proprietary investment research services from broker/dealers that execute the Fund's purchases and sales of securities. The Directors received and reviewed information concerning the Fund's Brokerage Committee and the method by which Fund brokerage is allocated based upon the internally rated quality of brokerage and research services. The Directors reviewed the Fund data for the quarter ending March 31, 2008 showing the dollar amount of commissions allocated among the broker/dealers used by the Manager for Fund brokerage services and proprietary research. Similar data showing the dollar amount of commissions allocated is provided to the Directors at each regular Board Meeting during the year. The Directors recognized that the profitability of the Manager's advisory business would be lower if it did not receive proprietary research for soft dollars in connection with the Fund's brokerage activity. While difficult to measure, it was concluded by the Directors that the benefit the Manager receives in this way is fairly modest. The Directors noted in this regard that the Fund's turnover rate is very low compared to most other funds, so that total commissions as a percentage of net equity assets are unusually low. In addition, they noted that the Manager derives reputational benefits from its association with the Fund as well.

Economies of Scale

The management fee of 60 basis points (0.6 of 1%) which the Manager has been paid for more than twenty years has always been towards the low end of the mutual fund advisory management fee range. The Manager's approach has always been to keep costs to the Fund as low as reasonably possible, including the cost of management fees. At the same time, the Manager believes, and the Directors concur, that it is entitled to earn reasonable returns on its mutual fund business. The Manager acknowledges that while it is difficult to pinpoint the economies of scale to be realized in a Fund the size of Mairs and Power Growth at any particular asset level, there is no question that such economies exist. Accordingly, the Manager, under the terms of the advisory contract renewed by the Directors on May 19, 2005, established a breakpoint at the $2.5 billion asset level which became effective on July 1, 2005. The breakpoint reduced the management fee applicable to assets managed in excess of $2.5 billion from 60 basis points (0.6 of 1%) to 50 basis points (0.5 of 1%). The Directors reaffirmed their conclusion that establishing this breakpoint at $2.5 billion formed a reasonable basis for having management fee levels reflect economies of scale for the benefit of Fund shareholders. The total assets of the Growth Fund exceeded $2.5 billion for the first time in December of 2005 and for the most part stayed above the breakpoint throughout 2007. The Fund's assets dropped below the breakpoint early in 2008 and have remained below it as of the printing of this Semi-Annual Report.

MAIRS AND POWER GROWTH FUND, INC.

Established 1958

A No-Load Fund

For Shareholder Services
Call (800) 304-7404
Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, WI 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, WI 53202-0701

For Fund literature and information, visit the Fund's website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
Saint Paul, MN 55101

Custodian

U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Officers and Directors

William B. Frels, President & Director

Jon A. Theobald, Chief Compliance
Officer & Secretary

Peter G. Robb, Vice President

Lisa J. Hartzell, Treasurer

Norbert J. Conzemius, Chair & Director

Bert J. McKasy, Director

Charles M. Osborne, Audit Committee
Chair & Director

Edward C. Stringer, Director

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrant.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

 Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

 Item 10. Submission of Matters to a Vote of Security Holders.

 There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

 Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time period specified by the SEC’s rules and forms.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

 Item 12. Exhibits.

(a)(1) Code of Ethics

Not applicable to semi-annual report.

(a)(2) Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940

Attached as exhibits 12(a)(2).1 and 12(a)(2).2 to this form.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

Not applicable to registrant.

(b)               Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Attached as exhibit 12(b) to this form.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mairs and Power Growth Fund, Inc.

By (Signature and Title)	/s/ William B. Frels
William B. Frels, President

Date	8/27/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ William B. Frels
William B. Frels, President
(principal executive officer)

Date	8/27/08

By (Signature and Title)*	/s/ Lisa J. Hartzell
Lisa J. Hartzell, Treasurer
(principal financial officer)

Date	8/27/08